UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 27, 2015
PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)
817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) .
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
 In a Form 8-K dated June 30, 2015, Pier 1 Imports, Inc. (the “Company”) reported its intention to grant long-term restricted stock incentive awards to Jeffery N. Boyer, upon Mr. Boyer joining the Company as Executive Vice President and Chief Financial Officer.  On July 27, 2015, Mr. Boyer joined the Company as Executive Vice President and Chief Financial Officer.

On July 27, 2015 the Company granted long-term restricted stock incentive awards to Mr. Boyer. The awards were made under the Pier 1 Imports, Inc. 2015 Stock Incentive Plan which is described in the Company’s Form 8-K dated June 25, 2015. Mr. Boyer’s long-term incentive awards consist of grants of time-based restricted stock and performance-based restricted stock pursuant to the Company’s fiscal year 2016 long-term incentive plan described in the Company’s Form 8-K dated April 2, 2015. The shares of restricted stock granted to Mr. Boyer are shown in Exhibit 10.1 and the Company’s restricted stock award agreement forms for these grants are attached as Exhibits 10.2, 10.3 and 10.4.  The shares of performance-based restricted stock granted to Mr. Boyer as shown in Exhibit 10.1 illustrate the award that would be realized at either of the target achievement or maximum achievement of the applicable performance measure.

Additionally, as noted in the Company’s Form 8-K dated June 30, 2015, on July 27, 2015, Mr. Boyer became eligible to earn a short-term incentive award pursuant to the Company’s fiscal year 2016 short-term incentive plan described in the Company’s Form 8-K dated April 2, 2015.  Mr. Boyer’s award is an annual performance-based cash award pursuant to the Pier 1 Imports, Inc. 2015 Stock Incentive Plan (which is an omnibus incentive plan providing for cash and equity incentive awards) at a target annual incentive payment of 75% of his base salary. The award will be prorated based on Mr. Boyer’s hire date with the Company of July 27, 2015.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Summary of Long-Term Equity Incentive Awards for Jeffery N. Boyer

10.2	Form of Restricted Stock Award Agreement– July 27, 2015 Time-Based Award

10.3	Form of Restricted Stock Award Agreement – July 27, 2015 Performance-Based Award

10.4	Form of Restricted Stock Award Agreement – July 27, 2015 Performance-Based Award (“TSR”)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date: July 31, 2015	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice President
Compliance and General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Long-Term Equity Incentive Awards for Jeffrey N. Boyer

10.2	Form of Restricted Stock Award Agreement– July 27, 2015 Time-Based Award

10.3	Form of Restricted Stock Award Agreement – July 27, 2015 Performance-Based Award

10.4	Form of Restricted Stock Award Agreement – July 27, 2015 Performance-Based Award (“TSR”)